SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                              TAG-IT PACIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                              TAG-IT PACIFIC, INC.
              -----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------


TIME............................   10:00 a.m. Pacific Time on February 11, 2004.

PLACE...........................   Tag-It Pacific, Inc.'s Corporate Headquarters
                                   at  21900  Burbank   Boulevard,   Suite  270,
                                   Woodland Hills, California 91367.

ITEMS OF BUSINESS...............   (1)  To approve  the  issuance  of  5,728,180
                                        shares of common stock issuable upon conversion of the outstanding shares of Series D Preferred Stock.
                                   (2)  To transact  such other  business as may
                                        properly come before the Special Meeting and any adjournment or postponement.

RECORD DATE.....................   You can vote if you were a stockholder of the
                                   Company at the close of  business  on January
                                   5, 2004.

PROXY VOTING....................   All  stockholders  are  cordially  invited to
                                   attend   the   Special   Meeting  in  person.
                                   However, to ensure your representation at the
                                   Special  Meeting,   you  are  urged  to  vote
                                   promptly   by  signing  and   returning   the
                                   enclosed  Proxy card. IF YOUR SHARES ARE HELD
                                   IN  STREET  NAME,  YOU  MUST  OBTAIN A PROXY,
                                   EXECUTED  IN YOUR  FAVOR,  FROM THE HOLDER OF
                                   RECORD  IN  ORDER  TO BE  ABLE TO VOTE AT THE
                                   SPECIAL MEETING.

Woodland Hills, California              Ronda Ferguson
________________, 2004                  CHIEF FINANCIAL OFFICER


IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                                                            TAG-IT PACIFIC, INC.
                                              21900 BURBANK BOULEVARD, SUITE 270
                                                WOODLAND HILLS, CALIFORNIA 91367
                                                                  (818) 444-4100

PROXY STATEMENT
--------------------------------------------------------------------------------


         These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Tag-It Pacific, Inc., a Delaware corporation ("Tag-It," the "Company", "we", or "us"), of Proxies to be voted at our 2004 Special Meeting of stockholders and at any adjournments or postponements.

         You are invited to attend our Special Meeting of stockholders on February 11, 2004, beginning at 10:00 a.m. Pacific Time. The meeting will be held at the Company's corporate headquarters at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367.

STOCKHOLDERS ENTITLED TO VOTE.

         Holders of Tag-It common stock and convertible redeemable series C preferred stock at the close of business on January 5, 2004 are entitled to receive this notice and to vote their shares at the Special Meeting. As of January 5, 2004, there were _____________ shares of common stock outstanding. Holders of our convertible redeemable series C preferred stock have the right to vote with our common stock based on the number of common shares that the series C preferred shares could be converted into on the record date. As of January 5, 2004, the outstanding shares of convertible redeemable series C preferred stock were convertible into 607,288 shares of common stock, which shares are entitled to vote with our common stock.

MAILING OF PROXY STATEMENTS.

         We anticipate mailing this Proxy Statement and the accompanying Proxy to stockholders on or about January 16, 2004.

PROXIES.

         Your vote is important. If your shares are registered in your name, you are a share owner of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All share owners can vote by written Proxy card. Your submitting the enclosed Proxy will not limit your right to vote at the Special Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a share owner of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Special Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM.

         The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Special Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Special Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING.

         Each share of Tag-It common stock is entitled to one vote on each matter properly brought before the meeting. In addition, each share of convertible redeemable series C preferred stock is entitled to one vote for each share of common stock into which it is convertible on each matter properly brought before the meeting.

APPROVAL  OF  ISSUANCE  OF COMMON  STOCK UPON  CONVERSION  OF SERIES D PREFERRED
STOCK.

         The approval of the issuance of up to 5,728,180 shares of our common stock issuable upon conversion of our outstanding shares of Series D Preferred Stock will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Special Meeting. For purposes of the vote to approve the issuance of common stock upon conversion of the Series D Preferred Stock, abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

VOTING AGREEMENTS.

     Sanders Morris Harris Inc., which acted as placement agent for the Company with respect to the sale of the shares of Series D Preferred Stock, has entered into voting agreements with certain stockholders of the Company, including members of management, holding approximately 51% of the Company's outstanding voting securities (the "Voting Agreements"), pursuant to which such stockholders have agreed to vote all shares subject to the Voting Agreements in favor of the proposal to approve issuance of shares of our common stock upon conversion of the preferred stock. Concurrently with the execution of the Voting Agreements, each such stockholder also delivered to Sanders Morris Harris an irrevocable proxy appointing Sanders Morris Harris as proxy to vote the shares in accordance with the Voting Agreements.

OTHER MATTERS.

         At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Special Meeting. However, if any other business shall properly come before the Special Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

ITEM 1: APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES D PREFERRED STOCK
--------------------------------------------------------------------------------


         Item 1 is the approval of the issuance of up to 5,728,180 shares of our common stock upon conversion of our outstanding shares of Series D Preferred Stock. The Board of Directors has approved, contingent upon approval by the Company's stockholders at the Special Meeting, the issuance of up to 5,728,180 shares of our common stock (the "Series D Conversion Shares") upon conversion of the Company's outstanding shares of Series D Preferred Stock. The Board of Directors is submitting the proposal to approve the issuance of the Series D Conversion Shares to the stockholders for approval at the Special Meeting.

         The Series D Conversion Shares, when issued, would become part of the existing class of common stock and would have the same rights and privileges as the shares of common stock now issued and outstanding. There are no preemptive rights relating to the common stock. As of December 15, 2004, there were 11,513,409 shares of our common stock issued and outstanding. If issued, the Series D Conversion Shares would represent approximately 33% of our issued and outstanding shares of common stock. Our common stock is listed on the American Stock Exchange. The continued listing requirements of the American Stock Exchange prohibit us from issuing shares of common stock in a non-public offering prior to obtaining stockholder approval if the price per share of the securities in the offering is less than the greater of book value or market value of our common stock and the proposed issuance would result in the issuance of 20% or more of the common stock or voting power of the Company before the issuance. Assuming immediate conversion of all of the shares of Preferred Stock, the total number of Series D Conversion Shares would be in excess of the 20% threshold. Therefore, we may not issue the Series D Conversion Shares unless and until the issuance has been approved by our stockholders.

PRIVATE PLACEMENT OF SERIES D PREFERRED STOCK.

         In December 2003, we entered into Subscription Agreements with certain investors pursuant to which we sold 572,818 shares of Series D Preferred Stock (the "Preferred Shares") at a price of $44.00 per share in a private placement transaction. We received proceeds of approximately $23,200,000 in this transaction, after payment of placement agent fees and other offering expenses. We intend to use the proceeds for repayment of debt and general corporate purposes.

         Sanders Morris Harris Inc. acted as placement agent in connection with the December 2003 private placement financing transaction. For its services as placement agent, we paid Sanders Morris Harris a fee equal to 7.5% of our gross proceeds from the financing ($1,890,299). We also paid for the reasonable out-of-pocket expenses incurred by Sanders Morris Harris and all investors in the amount of $45,000. In addition, we issued to Sanders Morris Harris a warrant to purchase 572,818 shares of our common stock at an exercise price of $4.74 per share. The warrants have a term of 5 years. The warrants vest and become exercisable in full on June 18, 2004.

         We entered into a registration rights agreement with the purchasers of the Preferred Shares. Pursuant to this registrant rights agreement, we agreed to file a registration statement on Form S-3 registering the resale by the investors of the Series D Conversion Shares and to keep the registration statement effective until the later of one year or until all the Series D Conversion Shares held by the investors may be sold by them pursuant to Rule 144 promulgated under the Securities Act of 1933. This registration rights agreement also provides that if we do not register for resale the Series D Conversion Shares within 60 days of the closing date (or 150 days in the event of a full review of the registration statement by the Securities and Exchange Commission), then we must pay each of the investors 1% of the per share purchase price paid by such investor for each Preferred Share purchased for each month thereafter that we do not register the shares. The expenses of such registration, other than selling expenses (including broker's fees and commissions), will be borne by us.

REASONS FOR THE PRIVATE PLACEMENT.

         The proceeds of the private placement financing transaction will strengthen our working capital and will support the integration and expansion of our operations to exploit our rights under our TALON trade name and the expansion of our operations in the Asian and Caribbean markets. This private placement will also assist us in further developing our waistband technology under our TEKFIT division. We believe the private placement financing will allow us to maximize growth opportunities that would otherwise be left in incubation. We also want to continue building and improving our processes in order to exceed the expectations of our new and existing customers.

TERMS OF SERIES D PREFERRED STOCK.

         Except as required by law, the Preferred Shares have no voting rights. The Preferred Shares accrue dividends, commencing on June 1, 2004, at an annual rate of 5% of the initial stated value of $44.00 per share, payable quarterly. In the event of a liquidation, dissolution or winding-up of the Company, the Preferred Shares will be entitled to receive, prior to any distribution on the common stock, a distribution equal to the initial stated value of the Preferred Shares plus all accrued and unpaid dividends.

         If the stockholders approve the issuance of the Series D Conversion Shares, each Preferred Share will be automatically converted into 10 shares of our common stock (as adjusted for stock dividends, combinations, splits or similar events), for an aggregate of 5,728,180 shares of common stock. If the stockholders do not approve the issuance of the conversion shares at the Special Meeting, the Preferred Shares will not be convertible into common stock.

CERTAIN EFFECTS OF THE PROPOSAL.

         The Board of Directors believes that the approval of the issuance of the Series D Conversion Shares is in the best interests of the Company and the stockholders. However, the following should be considered by a stockholder in deciding how to vote upon the proposal.

         DILUTION. If the issuance of the Series D Conversion Shares is approved by the stockholders at the Special Meeting, the holders of the Preferred Shares would automatically have each Preferred Share converted into 10 shares of common stock, or an aggregate of 5,728,180 shares of common stock. When issued, the Series D Conversion Shares would represent approximately 33% of the Company's outstanding shares of common stock, based upon the 11,513,409 shares of our common stock outstanding as of December 15, 2003. As a result, following conversion of the Preferred Shares and issuance of the Series D Conversion Shares, our stockholders would experience substantial dilution in the percentage of Company equity they own.

         EFFECT OF ISSUANCE OF SERIES D CONVERSION SHARES BELOW MARKET PRICE. The effective issuance price of the Series D Conversion Shares is $4.40 per share. The issuance of the Series D Conversion Shares could depress the market price of, and reduce trading activity in, our common stock by increasing the number of shares outstanding. Such downward pressure on our stock price could encourage short sales by certain investors that could place further pressure on the price of our common stock.

         PRINCIPAL EFFECTS OF NON-APPROVAL. If the issuance of the Series D Conversion Shares is not approved, the Preferred Shares will not be convertible into common stock. Commencing on June 1, 2004, the holders of the Preferred Shares will be entitled to receive a dividend at an annual rate of 5%. We cannot pay a dividend on our common stock unless all accrued dividends on the Preferred Shares have been paid in full. Additionally, in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to receive $44.00 per share, plus accrued and unpaid dividends before any distributions are made to the holders of our common stock.

BOARD RECOMMENDATION AND VOTE.

         The approval of the issuance of the Series D Conversion Shares will require the affirmative vote of a majority of the shares present or represented and entitled to vote at the Special Meeting. The Board of Directors is of the opinion that the issuance of the Series D Conversion Shares is in the best interests of the Company and recommends a vote for the approval of the issuance of the Series D Conversion Shares. All Proxies will be voted to approve the issuance of the Series D Conversion Shares unless a contrary vote is indicated on the enclosed Proxy card.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF ISSUANCE OF UP TO 5,728,180 SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES D PREFERRED STOCK.

                             PRINCIPAL STOCKHOLDERS

         The following table presents information regarding the beneficial ownership of our common stock as of January 5, 2004:

         o each person who is known to us to be the beneficial owner of more than 5.0% of our outstanding common stock;
         o        each of our directors;
         o        the Named Executive Officers; and
         o        all of our directors and executive officers as a group

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock under warrants or options currently exercisable or exercisable within 60 days of the date of this information are deemed outstanding for purposes of computing the percentage ownership of the person holding such warrants or options but are not deemed outstanding for computing the percentage ownership of any other person. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at January 5, 2004. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

         The address of each person listed is in our care, at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367, unless otherwise set forth below such person's name.

                                                           NUMBER OF    PERCENT
NAME OF BENEFICIAL OWNER                                    SHARES      OF CLASS
----------------------------------------------------       ---------    --------

DIRECTORS:
Colin Dyne (1) .....................................       1,792,580      14.9%
Mark Dyne (2) ......................................       1,090,512       9.1%
Kevin Bermeister (3) ...............................         222,217       1.9%
Jonathan Burstein (4) ..............................         262,038       2.2%
Brent Cohen (5) ....................................          70,000      *
Michael Katz (6) ...................................          50,000      *

NON-DIRECTOR NAMED EXECUTIVE OFFICERS:
Jonathan Markiles (7) ..............................         133,248       1.1%
Ronda Ferguson (8) .................................         108,750      *

5% HOLDERS:
Gerard Guez
3151 East Washington Blvd
Los Angeles, CA  90023 .............................       1,005,000       8.7%

Todd Kay
3151 East Washington Blvd
Los Angeles, CA  90023 .............................       1,005,000       8.7%

Harris Toibb
307 21st Street
Santa Monica, CA  90402 (9) ........................       1,290,498      10.9%

The Estate of Harold Dyne (10) .....................         707,507       6.1%

                                                           NUMBER OF    PERCENT
NAME OF BENEFICIAL OWNER                                    SHARES      OF CLASS
----------------------------------------------------       ---------    --------

Coats North America Consolidated, Inc.
Two Lake Point Plaza
4135 South Stream Blvd
Charlotte, NC  28217 (11) ..........................         607,288       5.0%

Directors and executive officers as a
  group (8 persons) (12) ...........................       3,729,245      28.5%
----------

* Less than one percent.
(1) Includes 535,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, 350,000 shares of common stock owned by Commerce Investment Group, LLC and 250,000 shares of common stock held by a trust, all of which are voted by Colin Dyne pursuant to a voting agreement.
(2) Includes 268,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, 83,334 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable and 111,111 shares of common stock reserved for issuance upon conversion of debt which is currently convertible.
(3) Includes 65,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(4) Includes 166,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(5) Consists of 70,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(6) Consists of 50,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(7) Includes 80,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable and 39,235 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable.
(8) Consists of 108,750 shares of common stock reserved for issuance upon exercise of stock options which are currently exercisable.
(9) Includes 333,332 shares of common stock reserved for issuance upon exercise of warrants which are currently exercisable.
(10) Harold Dyne served as our President until his death in October 1999. The estate of Mr. Dyne exercises beneficial ownership over shares which he previously held. The shares consist of 659,507 shares of common stock held by H&A Dyne Holdings, LP and 48,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable.
(11) Consists of 759,494 shares of series C convertible redeemable preferred stock, convertible into 607,288 shares of common stock. The shares are convertible at the election of the holder after September 20, 2003 and are entitled to vote with our common stock based on the number of common shares that the series C preferred shares could be converted into on the record date.
(12) Includes 1,343,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, 350,000 shares of common stock owned by Commerce Investment Group, LLC and 250,000 shares of common stock held by a trust, all of which are voted by Colin Dyne pursuant to a voting agreement, 111,111 shares of common stock reserved for issuance upon conversion of debt which is currently convertible and 122,569 shares of common stock reserved for issuance upon exercise of warrants which currently are exercisable.

         The information as to shares beneficially owned has been individually furnished by the respective directors, named executive officers, and other stockholders of the company, or taken from documents filed with the Securities and Exchange Commission.

                              STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the 2004 Annual Meeting of stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by February 14, 2004. In addition, in the event a stockholder proposal is not received by the Company by April 16, 2004, the Proxy to be solicited by the Board of Directors for the 2004 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2004 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

         SEC rules and regulations provide that if the date of the Company's 2004 Annual Meeting is advanced or delayed more than 30 days from the date of the 2003 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2004 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2004 Annual Meeting. Upon determination by the Company that the date of the 2004 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2003 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

                             SOLICITATION OF PROXIES

         It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO RONDA FERGUSON, CHIEF FINANCIAL OFFICER, TAG-IT PACIFIC, INC., 21900 BURBANK BOULEVARD, SUITE 270, WOODLAND HILLS, CALIFORNIA 91367.

                                             ON BEHALF OF THE BOARD OF DIRECTORS

                                             Ronda Ferguson
                                             Chief Financial Officer

Tag-It Pacific, Inc.,
21900 Burbank Boulevard, Suite 270,
Woodland Hills, California 91367

____________, 2004

                              TAG-IT PACIFIC, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Colin Dyne and Ronda Ferguson, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Special Meeting of Stockholders of the Company, to be held on February 11, 2004, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR THE PROPOSAL IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.  To  approve  the  issuance  of  up to  5,728,180  shares of  common stock issuable upon conversion of the outstanding shares of Series D Preferred Stock.

     |_| FOR                      |_| AGAINST                   |_| ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting dated January ____, 2004 and the accompanying Proxy Statement relating to the Special Meeting.

                                                  Dated:__________________, 2004

                                                  Signature:____________________

                                                  Signature:____________________
                                                  Signature(s) of Stockholder(s)
                                                    (See Instructions Below)

                                                  The Signature(s) hereon should
                                                  correspond  exactly  with  the
                                                  name(s) of the  Stockholder(s)
                                                  appearing    on   the    Share
                                                  Certificate.  If stock is held
                                                  jointly,   all  joint   owners
                                                  should  sign.  When signing as
                                                  attorney,            executor,
                                                  administrator,    trustee   or
                                                  guardian,   please  give  full
                                                  title as such.  If signer is a
                                                  corporation,  please  sign the
                                                  full  corporation   name,  and
                                                  give title of signing officer.

|_| Please indicate by checking this box if you anticipate attending the Special Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE